UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2020

METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At MetLife, Inc.'s (the "Company's") annual meeting of common shareholders on June 16, 2020, the shareholders:

•	elected twelve Directors, each for a term expiring at the Company’s 2021 annual meeting of shareholders;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2020; and

•	approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2020 Proxy Statement.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes

Cheryl W. Grisé	745,361,381	22,356,133	403,776	55,732,711
Carlos M. Gutierrez	761,065,306	6,443,839	612,145	55,732,711
Gerald L. Hassell	763,607,988	4,043,239	470,063	55,732,711
David L. Herzog	757,653,564	10,114,858	352,868	55,732,711
R. Glenn Hubbard, Ph.D.	751,613,618	16,106,738	400,934	55,732,711
Edward J. Kelly, III	763,530,464	4,124,063	466,763	55,732,711
William E. Kennard	759,753,721	7,632,213	735,356	55,732,711
Michel A. Khalaf	765,637,113	2,123,898	360,279	55,732,711
Catherine R. Kinney	727,622,670	40,172,626	325,994	55,732,711
Diana L. McKenzie	765,811,104	1,984,039	326,147	55,732,711
Denise M. Morrison	762,301,749	5,492,202	327,339	55,732,711
Mark A. Weinberger	765,612,364	2,137,820	371,106	55,732,711

	Votes For	Votes Against	Abstained	Broker Non-Votes

Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2020	790,324,369	33,132,824	396,808	0
Advisory vote to approve the compensation paid to the Company’s Named Executive Officers	739,598,776	27,380,316	1,142,198	55,732,711

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Vice President and Secretary
Date: June 19, 2020